UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 24, 2013

OMTHERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35869	26-3797738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 State Road Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 741-4399

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In its Registration Statement on Form S-1 (File No. 333-187153), Omthera Pharmaceuticals, Inc. (the “Company”) disclosed that the Company’s board of directors had not yet made final determinations with respect to the 2012 bonus awards for Gerald L. Wisler, the Company’s President and Chief Executive Officer, and Christian S. Schade, the Company’s Executive Vice President and Chief Financial Officer, and that the Company anticipated that such determinations would be made and bonuses would be paid by April 30, 2013.  On April 24, 2013, the Compensation Committee of the Company’s board of directors determined the fiscal year 2012 bonus awards for Mr. Wisler and Mr. Schade, as follows:

Name	2012 Bonus
Gerald L. Wisler	$98,000
Christian S. Schade	$63,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2013	Omthera Pharmaceuticals, Inc.

	By:	/s/ Christian S. Schade
Christian S. Schade
Executive Vice President and Chief Financial Officer